UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2019 (April 7, 2019)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 7, 2019, management of Social Reality, Inc. (the “Company”) concluded and the audit committee of the Company has concurred that the Company’s previously issued quarterly and year-to-date unaudited consolidated financial statements for March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 and that its audited consolidated financial statements for the year ending December 31, 2017 should no longer be relied upon. Similarly, related press releases, earnings releases, and investor communications describing the Company’s financial statements for these periods should no longer be relied upon. The errors identified are all non-cash and primarily related to the Company’s classification of certain outstanding warrants with provisions that allow the warrant holder to force cash redemption under certain circumstances.

Based on its preliminary assessment, the Company is providing the following estimates regarding the aggregate impact of these errors on consolidated total current liabilities, total liabilities, equity, other income, net income (loss) and income (loss) per share, calculated in accordance with accounting principles generally accepted in the U.S., for each of the periods presented:

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018

(Unaudited)

	AS REPORTED		Restated
	YTD September		YTD September
	2018	Adjustments	2018

Revenues	$8,823,592		$8,823,592
Cost of revenue	2,902,179		2,902,179

Gross profit	$5,921,413		$5,921,413

Loss from operations	$(8,492,866)		$(8,492,866)

Other income (expense)
Total interest expense	$(2,772,448)		$(2,772,448)
Loss on repricing of Series A warrants	$-		$-
Accretion of put warrants		$800,000	$800,000
Accretion of debenture warrants		$800,000	$800,000
Accretion of Leapfrog warrants		$600,000	$600,000
Loss (Gain) on Sale of Fixed Assets	$23,978,389		$23,978,389
Other Income	$21,205,941	$2,200,000	$23,410,439

Net Income (loss)	$12,717,573	$2,200,000	$14,917,573

Net (loss) income per share, basic	$1.59		$1.86
Net (loss) income per share, diluted	1.59		$1.86

Weighted average shares outstanding, basic	8,008,717	-	8,008,717
Weighted average shares outstanding, diluted	8,008,717	-	8,008,717

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

	AS REPORTED		Restated
	Full Year		Full Year
	2017	Adjustments	2017

Revenues	$23,348,714		$23,348,714
Cost of revenue	9,328,893		9,328,893

Gross profit	$14,019,821		$14,019,821

Loss from operations	$(3,843,679)		$(3,843,679)

Other income (expense)
Total interest expense	$(2,815,203)		$(2,815,203)
Loss on repricing of Series A warrants	$-	$(100,000)	$(100,000)
Accretion of put warrants		$500,000	$500,000
Accretion of debenture warrants		$(700,000)	$(700,000)
Accretion of Leapfrog warrants		$(1,500,000)	$(1,500,000)
Loss (Gain) on Sale of Fixed Assets	$-		$-
Other Income	$(2,815,203)	$(1,800,000)	$(4,615,203)

Net Income (loss)	$(6,658,882)	$(1,800,000)	$(8,458,882)

Net (loss) income per share, basic	$(0.81)		$(1.02)

Weighted average shares outstanding, basic	8,253,851	-	8,253,851

SOCIAL REALITY, INC.

CONDENSED AND CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2018

(Unaudited)

	September 30		September 30
	2018		2018
	As Reported	Adjustments	As Restated

Total assets	34,341,324	-	34,341,324

Liabilities and stockholders' equity

Current liabilities:
Accounts payable and accrued expenses	2,475,229		2,475,229
Leapfrog warrant liability	-	1,000,000	1,000,000
Warrant liability - Series A	-	1,300,000	1,300,000
Debenture warrant liability	-	1,600,000	1,600,000

Total current liabilities	2,475,229	3,900,000	6,375,229

Secured convertible debentures, net	2,943,109	-	2,943,109

Total liabilities	5,418,338	3,900,000	9,318,338

Total stockholders' equity	28,922,886	(3,900,000)	25,022,886

Total liabilities and stockholders' equity	34,341,224	-	34,341,224

SOCIAL REALITY, INC.

CONDENSED AND CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2017

	As Reported		Restated
	December 31,		December
	2017	Adjustments	2017

Total assets	23,605,699	-	23,605,699

Liabilities and stockholders' equity

Current liabilities:
Accounts payable and accrued expenses	5,010,815		5,010,815
Leapfrog warrant liability		1,700,000	1,700,000
Warrant liability - Series A		2,100,000	2,100,000
Debenture warrant liability		2,500,000	2,500,000

Total current liabilities	5,010,815	6,300,000	11,310,815

Secured convertible debentures, net	1,711,146	-	1,711,146

Total liabilities	6,721,961	6,300,000	13,021,961

Total stockholders' equity	16,883,738	(6,300,000)	10,583,738

Total liabilities and stockholders' equity	23,605,699	-	33,358,527

Since the Company has not yet fully completed its review, the estimates regarding the impact set forth above are preliminary and remain subject to change.

In connection with the restatement, management has determined that a material weakness related to the accounting for financing transactions in the Company’s internal control over financial reporting existed for the periods from March 31, 2017 through December 31, 2018. The Company’s chief executive officer and chief financial officer have concluded that the Company’s disclosure controls and procedures were not effective at the reasonable assurance level as of March 31, 2017 through December 31, 2018, and the Company’s management has concluded that its internal control over financial reporting was not effective as of December 31, 2018.

The Company anticipates that it will file amended Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018, to amend and restate its financial condition and financial results for the affected periods as soon as practicable.

Members of the Company’s management have discussed the matters disclosed in this Item 4.02 with RBSM, LLP, the Company’s independent registered public accounting firm.

Cautionary Statement on Forward-looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although the Company’s management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. These risks include, among other things: the ability to complete the restatement of the affected financial statements and address any material weaknesses; the timing of completion of necessary restatements, interim reviews and audits by the Company’s independent registered public accounting firm; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements and internal control matters; the risk of litigation or regulatory action arising from the restatement of the affected financial statements; the timing of the review by, and the conclusions of, the Company’s independent auditor regarding the restatement ; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of the restatement of the affected financial statements; the impact of the restatement of the affected financial statements on the value of the Company’s common stock; the risk that the filing of the restatement of the affected financial statements will take longer than anticipated; and the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, including subsequent current and periodic reports, information statements and registration statements filed with the U.S. Securities and Exchange Commission. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated April 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Social Reality, Inc.

Date: April 8, 2019	By:	/s/ Michael Malone
Michael Malone Chief Financial Officer